AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
February 2015

For the month of February 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.69% and a net return of -0.73%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.94% for the month.

February gross relative performance: 0.25%

Performance for periods ended February 28, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.17%	5.64%	3.19%	4.58%	5.29%
HIT Total Net Rate of Return	1.08%	5.19%	2.75%	4.13%	4.85%
Barclays Capital Aggregate Bond Index	1.14%	5.05%	2.76%	4.29%	4.82%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by agency multifamily MBS as spreads to Treasuries tightened across products.  FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates spreads tightened by 12 and 9 basis points (bps), respectively.  Fannie Mae DUS spreads also contracted across all structures.   The benchmark Fannie Mae 10/9.5, intermediate duration 7/6.5s, and shorter 5/4.5s tightened by approximately 3, 4, and 3.5 bps, respectively.  The HIT had 20.9% invested in DUS securities across various structures at the end of February. Moreover, with higher rates during the month, the price compression for high premium priced assets that occurred during January was reversed.

●
The HIT’s relative short duration as interest rates rose substantially across the curve.  Two-, 5-, 10-, and 30-year Treasury rates increased by 17, 34, 35, and 37 bps, respectively. At month-end, the HIT’s effective duration was 0.5 short to the Barclays Aggregate.

●
The portfolio’s underweight to Treasuries as this sector posted the lowest total return of all the major sectors. The HIT ended the month with an 8.9% allocation versus 35.9% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                           February 2015 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 101 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23.5% of the index as of February 28, 2015.

●
Good performance by agency single family MBS (RMBS), the second best performing major sector in the index with excess returns of 60 bps.  The HIT is underweight in RMBS with an allocation of 26.7% versus 28.4% in the Barclays Aggregate at the end of February.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 25, 41, 80, and 146 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate as of February 28, 2015.

February 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.54%	0	5.69
Agencies	-0.62%	+35	4.11
Single family agency MBS (RMBS)	-0.16%	+60	3.73
Corporates	-1.01%	+101	7.37
Commercial MBS (CMBS)	-0.64%	+38	4.37
Asset-backed securities (ABS)	-0.38%	+5	2.50
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	1/31/15	2/28/15	Change
1 Month	0.013%	0.023%	0.010%
3 Month	0.003%	0.013%	0.010%
6 Month	0.048%	0.068%	0.020%
1 Year	0.140%	0.190%	0.051%
2 Year	0.451%	0.620%	0.170%
3 Year	0.737%	0.999%	0.262%
5 Year	1.156%	1.500%	0.344%
7 Year	1.461%	1.818%	0.357%
10 Year	1.642%	1.994%	0.352%
30 Year	2.223%	2.591%	0.368%
       Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.